CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): August 19, 2004

Ibhas Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50329
(Commission File Number)

98-0370398
(IRS Employer Identification No.)

3061 West 15th Avenue, Vancouver, British Columbia, Canada V6K 3A5
(Address of principal executive offices (zip code))

(604) 691-1754
(Registrant's telephone number, including area code)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 19, 2004 as Ibhas Technologies, Inc.'s independent auditors. Malone & Bailey's report dated June 14, 2004, on Ibhas Technologies, Inc.'s balance sheet of as of March 31, 2004, and the related statements of operations, stockholders' deficit, and cash flows for each of the two years then ended and for the period from March 20, 2002 (Inception) through March 31, 2004, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of Ibhas Technologies, Inc.'s financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Ibhas Technologies, Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 19, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 19, 2004 as Ibhas Technologies, Inc.'s principal accountant to audit the financial statements of Ibhas Technologies, Inc.. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of Ibhas Technologies, Inc. and approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither Ibhas Technologies, Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Ibhas Technologies, Inc.'s financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Ibhas Technologies, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with Ibhas Technologies, Inc.'s former accountant.

Ibhas Technologies, Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Ibhas Technologies, Inc. with a letter addressed to the Commission containing any new information, clarification of Ibhas Technologies, Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Ibhas Technologies, Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Ibhas Technologies, Inc. that no such letter need be issued.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Ibhas Technologies, Inc.

By: /s/ Ben West
--------------------------
Ben West
President, Secretary & Treasurer

Dated: August 19, 2004